UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

AMENDMENT NO. 1 TO CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 3, 2003

INVIVO CORPORATION

(Exact name of the Registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

000-15963 (Commission File Number)	77-0115161 (IRS Employer Identification No.)

4900 Hopyard Road, Suite 210, Pleasanton, CA (Address of principal executive offices)	94588 (Zip code)

(925) 468-7600

(The Registrant’s telephone number)

(Former name or former address, if changed since last report)

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ITEM 7: FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
SIGNATURE
EXHIBIT INDEX
Exhibit 23.1
Exhibit 99.1
Exhibit 99.2
Exhibit 99.3

ITEM 7: FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)	FINANCIAL STATEMENTS OF BUSINESS ACQUIRED

Audited financial statements of Medical Data Electronics, Inc. as of and for the year ended December 28, 2002 are contained in Exhibit 99.1 attached hereto. Unaudited interim financial statements of Medical Data Electronics, Inc. as of and for the three months ended March 29, 2003 are contained in Exhibit 99.2 attached hereto and is incorporated by reference.

(b)	Pro Forma Financial Information.

Unaudited pro forma financial information of Invivo Corporation and Medical Data Electronics, Inc. as of March 31, 2003 and for the year ended June 30, 2002 and the nine months ended March 31, 2003 is contained in Exhibit 99.3 attached and is incorporated herein by reference.

(c)	Exhibits.

Exhibit No.	Description of Exhibit

*2.1	Stock Purchase Agreement dated as of April 3, 2003, by and between the Registrant and SensorMedics Corporation.
23.1	Consent of Ernst & Young LLP, Independent Auditors.

99.1	Audited financial statements of Medical Data Electronics, Inc. as of and for the year ended December 28, 2002.

99.2	Unaudited interim financial statements Medical Data Electronics, Inc. as of and for the three months ended March 29, 2003.

99.3	Unaudited pro forma financial information of Invivo Corporation and Medical Data Electronics, Inc. as of March 31, 2003 and for the year ended June 30, 2002 and the nine months ended March 31, 2003 is contained in Exhibit 99.3 attached and is incorporated herein by reference.

               * Previously filed

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 17, 2003	INVIVO CORPORATION

	By:	/s/ JOHN F. GLENN

John F. Glenn Vice President-Finance and Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Description of Exhibit

*2.1	Stock Purchase Agreement dated as of April 3, 2003, by and between the Registrant and SensorMedics Corporation.

23.1	Consent of Ernst & Young LLP, Independent Auditors.

99.1	Audited financial statements of Medical Data Electronics, Inc. as of and for the year ended December 28, 2002.

99.2	Unaudited interim financial statements Medical Data Electronics, Inc. as of and for the three months ended March 29, 2003.

99.3	Unaudited pro forma financial information of Invivo Corporation and Medical Data Electronics, Inc. as of March 31, 2003 and for the year ended June 30, 2002 and the nine months ended March 31, 2003.

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